SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                            GOLDEN DRAGON HOLDING CO.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

X    No fee required

__   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

__   Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                    NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT





                Date:                October 21, 2014

                Time:                10:00 a.m., Eastern Standard Time

                Place:               1 Collins Drive
                                     Salem Business Center
                                     Carneys Point, NJ  08069-3640
                                     (720) 939-1133

                            GOLDEN DRAGON HOLDING CO.
                                 1 Collins Drive
                              Salem Business Center
                          Carneys Point, NJ 08069-3640
                                 (720) 939-1133

              NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
                                OCTOBER 21, 2014

Dear Stockholder of Golden Dragon Holding Co.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Golden Dragon Holding Co., a Delaware corporation (the "Company"), will be held at the offices of the Company located at 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640, on October 21, 2014, at 10:00 a.m., Eastern Standard Time, for the following purposes:

         1. To authorize the Company to change the name to CannaPharmaRx, Inc. This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Delaware.

All shareholders are invited to attend the special Meeting. Shareholders of record at the close of business on October 6, 2014, the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholder beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the offices of the Company, 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640.

                             YOUR VOTE IS IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. HOWEVER, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS (1) OVER THE INTERNET OR (2) BY MAIL. FOR SPECIFIC INSTRUCTIONS REGARDING HOW TO VOTE, PLEASE REFER TO PAGE 4 OF THIS PROXY STATEMENT OR THE INSTRUCTIONS ON THE PROXY AND VOTING INSTRUCTION CARD. SUBMITTING A PROXY OR VOTING INSTRUCTIONS WILL NOT PREVENT YOU FROM ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON, IF YOU SO DESIRE, BUT WILL HELP US SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

Dated: October 8, 2014         By order of the Board of Directors,


                               /s/ Gerry Crocker, CEO

                               ------------------------------------------------
                               Gerry Crocker, CEO

                                 PROXY STATEMENT

                            GOLDEN DRAGON HOLDING CO.
                                 1 Collins Drive
                              Salem Business Center
                          Carneys Point, NJ 08069-3640
                                 (720) 939-1133


                                 SPECIAL MEETING
                                       OF
                             SHAREHOLDERS TO BE HELD
                                OCTOBER 21, 2014


       Important notice regarding the availability of proxy materials for the special stockholder meeting to be held on October 21, 2014.
   The proxy statement and annual report to security holders are available at:
                        http://www.iproxydirect.com/GDHC


                     SOLICITATION AND REVOCABILITY OF PROXY

This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Golden Dragon Holding Co., a Delaware corporation (the "Company"), for use at a Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of the Company at 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640 on October 21, 2014 at 10:00 a.m., Eastern Standard Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Special Meeting and voting in person.

The mailing address of the Company's principal executive office is 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640.

                  SHARES OUTSTANDING, VOTING RIGHTS AND PROXIES

Holders of shares of the Company's common stock, (the "Common Stock") of record at the close of business on October 6, 2014 (the "Record Date") are entitled to vote at the Special Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 17,504,407 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

You can vote at the Special Meeting in any of the following ways.

     o You can attend the Special Meeting and vote in person.

     o You can sign and return an appointment of proxy (proxy card) in the form enclosed with this proxy statement and appoint the persons named on the proxy card to vote your shares for you at the meeting, or you can validly appoint another person to vote your shares for you.

     o You can appoint the Proxies to vote your shares for you by going to our Internet website (HTTP://WWW.IPROXYDIRECT.COM/GDHC) and entering the Control ID and Request ID on the Proxy Card you received in the mail, and then following the instructions you will be given. You may vote by Internet until 11:59 p.m. Eastern Standard Time on October 21, 2014, which is the day before the Special Meeting date. If you vote by Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed and returned a proxy card. The authority you will be giving the Proxies is described below and in the proxy card enclosed with this proxy statement.

The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Special Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Special Meeting, is required for the adoption of the matters proposed herein.

The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Special Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Special Meeting.

The person named as proxy is Gerry Crocker, CEO. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the approval of all Proposals at the Special Meeting.


                    INFORMATION RELATING TO VARIOUS PROPOSALS

                                   PROPOSAL #1

TO AUTHORIZE THE COMPANY TO CHANGE THE NAME TO CANNAPHARMARX, INC. THIS ACTION WILL BECOME EFFECTIVE UPON THE FILING OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION WITH THE SECRETARY OF STATE OF DELAWARE.

The proposed change of Company's name from Golden Dragon Holding Co. to CannaPharmaRx, Inc. is intended to convey a sense of the Company's new business focus. Specifically, a business that is dedicated to advancing endocannabinoid science, research, discovery, and the manufacturing and distribution of pharmaceutical grade medications.

Approval of the name change required the affirmative consent of at least a majority of the outstanding shares of common stock of the Company. The Majority Shareholder, CannaPharmaRx, Inc., a Colorado corporation, holding a total of 10,421,120 shares of common stock (59.5%) has already approved this action.

Upon filing of the Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, the name change will be effective. A sample of the Certificate of Amendment is attached as Exhibit "A".

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION TO CHANGE THE COMPANY NAME TO CANNAPHARMARX, INC.

In the event that the ballot is left blank for a proposal, it will be deemed a "Yes" vote.

                         FINANCIAL AND OTHER INFORMATION

Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-K for the period ended December 31, 2013 (as filed with the Securities and Exchange Commission on May 19, 2014 and can be viewed at www.sec.gov), which is incorporated herein by reference. Upon Request, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the offices of Golden Dragon Holding Co., 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640. The Annual Report can also be viewed at www.iproxydirect.com/GDHC

                                  OTHER MATTERS

The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Special Meeting. If other matters properly come before the Special Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.


Dated: October 8, 2014         By order of the Board of Directors,

                               /s/ Gerry Crocker, CEO
                               ------------------------------------------------
                               Gerry Crocker, CEO

                                     BALLOT
--------------------------------------------------------------------------------

                            GOLDEN DRAGON HOLDING CO.
                                 1 Collins Drive
                              Salem Business Center
                          Carneys Point, NJ 08069-3640
                                 (720) 939-1133

           PROXY FOR SPECIAL MEETING OF STOCKHOLDERS, OCTOBER 21, 2014

                 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
                    PROXY MATERIALS FOR THE SPECIAL MEETING:
      The Notice and Proxy Statement and the Annual Report on Form 10-K are
                     available at www.iproxydirect.com/GDHC

The undersigned hereby appoints Gerry Crocker, CEO, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Golden Dragon Holding Co. held of record by the undersigned at the Special Meeting of Stockholders to be held at the offices of the Company, 1 Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                    WE ARE ASKING YOU FOR A PROXY AND YOU ARE
                         REQUESTED TO SEND US A PROXY.

BY INTERNET - WWW.IPROXYDIRECT.COM/GDHC
Use the Internet to transmit your proxy and/or voting instructions and for electronic delivery of information. Have your proxy and voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic proxy and voting instruction form. Please see the reverse side of this card for information regarding specific voting deadlines.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Golden Dragon Holding Co. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BY MAIL
Mark, sign and date your proxy and voting instruction card and return it to 500 Perimeter Park Dr, Suite D, Morrisville, NC, 27560




              GOLDEN DRAGON HOLDING CO.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                     Please ensure you fold then detach and
                                                                                retain this portion of this Proxy
  SPECIAL MEETING OF STOCKHOLDERS - OCTOBER 21, 2014
                  at 10 AM EST


                     CONTROL ID:
                     REQUEST ID:


The undersigned  hereby appoints Gerry Crocker,  CEO, proxy, with  full  power  of  substitution,  for and in the name or names of the undersigned, to vote all shares of Common Stock
of  Golden  Dragon   Holding  Co.  held  of  record  by  the
undersigned  at the Special  Meeting of  Stockholders  to be held at the offices of the Company,  1 Collins Drive,  Salem
Business  Center,  Carneys Point,  NJ  08069-3640,  at 10:00
a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters  described  in the  accompanying  Notice of
Special  Meeting  and Proxy  Statement,  receipt of which is hereby  acknowledged,  and upon any other  business that may properly  come before,  and matters  incident to the conduct of, the meeting or any adjournment  thereof.  Said person is directed to vote on the matters  described  in the Notice of
Special  Meeting  and  Proxy   Statement  as  follows,   and
otherwise in their  discretion  upon such other  business as may  properly  come  before,  and  matters  incident  to the conduct of, the meeting and any adjournment thereof.


      (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                 VOTING INSTRUCTIONS
      If you vote by phone, fax or internet,
        please DO NOT mail your proxy card.


MAIL:     Please mark, sign, date and return this Proxy
          Card promptly using the enclosed envelope.

FAX:      Complete the reverse portion of this Proxy
          Card and Fax to 202-521-3464.

INTERNET: https://www.iproxydirect.com/GDHC

PHONE:    1-866-752-VOTE(8683)





      SPECIAL MEETING OF THE STOCKHOLDERS OF                        PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED
             GOLDEN DRAGON HOLDING CO.                              ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN
                                                                    HERE: /x/


   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



PROPOSAL 1                                                      --->        FOR                 AGAINST             ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
To authorize the Company to change the3name to CannaPharmaRX, Inc.          /_/                   /_/                 /_/
This  requires an amendment to our  Certificate  of  Incorporation with the Secretary of State of Delaware.



                                                                                        CONTROL ID:

                                                                                        REQUEST ID:










====================================================================================================================================

                                                                    MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING:  |_|
                                                                             MARK HERE FOR ADDRESS CHANGE |_|
                                                                             New  Address  (if  applicable):


                                                                        ------------------------------------------------
                                                                        ------------------------------------------------
                                                                        ------------------------------------------------


YOU ARE  CORDIALLY  INVITED TO ATTEND THE MEETING IN PERSON.        IMPORTANT:  Please sign exactly as your name or names appear
WHETHER  OR NOT YOU  PLAN TO  ATTEND  THE  SPECIAL  MEETING,        on this  Proxy.  When shares are held  jointly,  each holder
PLEASE  SIGN AND  RETURN  THIS PROXY  CARD  PROMPTLY  TO 500        should  sign.  When  signing  as  executor,   administrator,
PERIMETER PARK DRIVE, SUITE D, MORRISVILLE, NC 27560.               attorney,  trustee or  guardian,  please  give full title as such.  If the  signer  is a  corporation,  please  sign full corporate name by duly authorized officer, giving full title as  such.  If  signer  is  a  partnership,  please  sign  in partnership name by authorized person.


                                                                    Dated:                              , 2014
                                                                          ------------------------------


THIS PROXY WILL BE VOTED AS DIRECTED  OR, IF NO DIRECTION IS        ----------------------------------------------------------------
INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSAL.                          (Print Name of Stockholder and/or Joint Tenant)


                                                                    ----------------------------------------------------------------
                                                                                      (Signature of Stockholder)


                                                                    ----------------------------------------------------------------
                                                                                 (Second Signature if held jointly)

                                   EXHIBIT "A"


                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION


The corporation organized and exiting under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Golden Dragon Holding Co. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "I" so that, as amended, said Article shall be and read as follows:

               The name of the corporation is CannaPharmaRx, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.



IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this _______ day of ________________, 2014.


                                 By:    _____________________________________
                                               Authorized Officer


                                 Title: _____________________________________


                                 Name:  _____________________________________
                                                 Print or Type